Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

6.

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Diversified Mid Cap Growth Fund, JPMorgan Diversified Mid Cap Value Fund, JPMorgan Equity Income Fund, JPMorgan Equity Index Fund, JPMorgan Intrepid Mid Cap Fund, JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund, JPMorgan Investor Growth & Income Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan Market Expansion Index Fund, JPMorgan Multi-Cap Market Neutral Fund, JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (the “Funds”), each a series of JPMorgan Trust II (the “Registrant”);

I, George C.W. Gatch, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 6, 2008

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

7.

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Diversified Mid Cap Growth Fund, JPMorgan Diversified Mid Cap Value Fund, JPMorgan Equity Income Fund, JPMorgan Equity Index Fund, JPMorgan Intrepid Mid Cap Fund, JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund, JPMorgan Investor Growth & Income Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan Market Expansion Index Fund, JPMorgan Multi-Cap Market Neutral Fund, JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (the “Funds”), each a series of JPMorgan Trust II (the “Registrant”);

I, Stephanie J. Dorsey, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/__________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

March 6, 2008

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.